UNITED STATES SECURITIES AND EXCHANGE COMMISSION WASHINGTON, D.C. 20549

	FORM	8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

September 27, 2023
Date of Report (Date of Earliest Event Reported)

HEWLETT PACKARD ENTERPRISE COMPANY
(Exact name of registrant as specified in its charter)

Delaware	001-37483		47-3298624
(State or other jurisdiction of incorporation)	(Commission File Number)		(I.R.S. Employer Identification No.)

1701 East Mossy Oaks Road,	Spring,	TX	77389
(Address of principal executive offices)			(Zip code)

(678)	259-9860
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Exchange Act:
Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.01 per share	HPE	NYSE
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☐	Emerging growth company
☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Changes in Fiscal Year
On September 27, 2023, the Board of Directors (the “Board”) of Hewlett Packard Enterprise Company, a Delaware corporation (“HPE”, “Hewlett Packard Enterprise”, or the “Company”), approved and adopted the Second Amended and Restated Bylaws of the Company (the “Second Amended and Restated Bylaws”), which became effective as of such date. The Second Amended and Restated Bylaws supersede and replace in their entirety the Amended and Restated Bylaws of the Company in effect immediately prior to adoption of the Second Amended and Restated Bylaws.

The Second Amended and Restated Bylaws, among other things:
•update the procedural mechanics and disclosure requirements relating to stockholder proposals and director nominations made by stockholders in connection with meetings of stockholders (other than proposals to be included in the Company’s proxy statement pursuant to Rule 14a-8 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”)), including without limitation, by:
◦updating certain provisions to promote consistency with the SEC’s adoption of Rule 14a-19 under the Exchange Act, relating to the universal proxy rules;
◦requiring additional background information and disclosures regarding proposing stockholders, proposed nominees and business, and other persons related to a stockholder’s solicitation of proxies;
•update and clarify provisions related to stockholder nominations of directors via proxy access, including notice, content, and ownership requirements;
•revise certain procedures relating to the indemnification of certain parties, including by providing for the indemnification of persons who serve as directors or officers of a subsidiary of the Company, at the request of the Company;
•specify the Delaware Court of Chancery (or if such court does not have jurisdiction, the federal district court for the District of Delaware or other state courts of Delaware) as the sole and exclusive forum for internal corporate claims, and the federal district courts of the United States of America as the sole and exclusive forum for any claims arising under the Securities Act of 1933, as amended;
•update provisions regarding adjournment procedures of any meeting of stockholders to align with recent amendments to the Delaware General Corporation Law;
•allow the Board and its committees to conduct business in the event of an emergency, as permitted under Section 110 of the Delaware General Corporation Law;
•require that a stockholder directly or indirectly soliciting proxies from other stockholders use a proxy card color other than white; and
•incorporate certain other administrative, technical, clarifying, and conforming changes, including with respect to the use of gender neutral terms.

The foregoing description is a summary and is qualified in its entirety by reference to the full text of the Amended and Restated Bylaws, a copy of which is attached as Exhibit 3.1 hereto and is incorporated by reference herein.

Item 9.01	Financial Statements and Exhibits (d) Exhibits

Exhibit Number	Description
3.1	Second Amended and Restated Bylaws of Hewlett Packard Enterprise Company, effective as of September 27, 2023.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HEWLETT PACKARD ENTERPRISE COMPANY

DATE: September 28, 2023	By:	/s/ RISHI VARMA
	Name:	Rishi Varma
	Title:	Senior Vice President, General Counsel and Corporate Secretary